Exhibit 99.1

NEWS RELEASE

JDSU APPOINTS PRESIDENT OF OPTICAL COMMUNICATIONS GROUP

Milpitas, California, April 9, 2007 - JDSU today announced the appointment of David Gudmundson as President of Optical Communications. In his new role, Mr. Gudmundson will be responsible for Optical Communications sales, operations and product development, completing the integration of these functions under a single Optical Communications business leader.

Mr. Gudmundson joined JDSU in December 2003. As Senior Vice President of Corporate Development and Marketing, Mr. Gudmundson played an integral role in a number of strategic transactions - including the acquisitions of Lightwave Electronics, Acterna, and Agility Communications - diversifying the company’s portfolio and expanding the company’s opportunity in the growing and profitable markets for test and measurement equipment, tunable transponders and solid state lasers.

“I am very excited by this new opportunity within our Optical Communications group, where JDSU already demonstrates market leadership,” said Mr. Gudmundson. “Building on that foundation, our focus will be on driving innovation, customer satisfaction, quality and improved profitability.”

Prior to joining JDSU, Mr. Gudmundson held a series of increasingly senior leadership roles at Cisco, culminating in his service as Vice President and General Manager of Cisco’s security server, DSL, and edge routing business units. Prior to Cisco, Mr. Gudmundson held various hardware and software development and systems engineering positions at Argo Systems, Inc. (now part of  The Boeing Company) and ESL Incorporated (now part of TRW).

 About JDSU

JDSU (NASDAQ: JDSU; and TSX: JDU) is committed to enabling broadband & optical innovation in the communications, commercial and consumer markets. JDSU is a leading provider of communications test and measurement solutions and optical products for telecommunications service providers, cable operators, and network equipment manufacturers.  Furthermore, JDSU is a leading provider of innovative optical solutions for medical/environmental instrumentation, semiconductor processing, display, brand authentication, aerospace and defense, and decorative applications.  More information is available at www.jdsu.com.

Contact Information

Investors: Jacquie Ross, 408-546-4445 or investor.relations@jdsu.com
Press:  Kathleen Greene, 408-546-5852 or kathleen.greene@jdsu.com

Forward Looking Statements

The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. These statements include: (i) any anticipation or guidance as to future financial performance; (ii) any statement or implication that JDSU’s markets and/or JDSU’s share thereof will grow, grow at the rate predicted by third parties, or that (iii) JDSU’s products will be successfully introduced or marketed, will be qualified and purchased by our customers, or will perform to any particular specifications or performance or reliability standards. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected.   In particular, the Company's ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) the ongoing potential for significant quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin range across our portfolio; (c) continuing consolidation affecting our customer base, which, in the shorter term limits demand visibility, and, in the longer term, could reduce our business potential; (d) average selling prices continue to decline across our traditional Optical Communications and our Advanced Optical Technologies and Commercial Lasers businesses; (e) we and many of our Optical Communications suppliers continue to experience execution and delivery challenges which limit our revenue and impair our profitability; (f) our Communications Test and Measurement business is notable for a significant level of in-quarter book-and-ship business, further limiting our forecasting abilities; (g) we are currently engaged in various product and manufacturing transfers, site consolidations and product discontinuances; and (h) Optical Communications customer supply chain and inventory rationalization initiatives could further limit our demand visibility.

For more information on these and other risks affecting the Company's business, please refer to the “Risk Factors” section included in the Company's Annual Report on Form 10-K for the year ended June 30, 2006 filed with the Securities and Exchange Commission, as well as in other filings on Forms 10-Q. The forward-looking statements contained in this news release are made as of the date hereof and the Company does not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.